EXCHANGEABLE PREFERRED STOCK
                          REGISTRATION RIGHTS AGREEMENT


                            Dated as of July 7, 1997

                                  by and among

                       Adelphia Communications Corporation

                                Smith Barney Inc.

                            Bear, Stearns & Co. Inc.

                        NationsBanc Capital Markets, Inc.

                            TD Securities (USA) Inc.

                                       and

                                Highland Holdings

           This Exchangeable Preferred Stock Registration Rights Agreement (this "Agreement") is made and entered into as of July 7, 1997 by and among Adelphia Communications Corporation (the "Company") and Smith Barney Inc., Bear, Stearns & Co. Inc., NationsBanc Capital Markets, Inc. and TD Securities (USA) Inc. (collectively, the "Initial Purchasers"), who have agreed to purchase an aggregate of 950,000 shares of 13% Series A Cumulative Exchangeable Preferred Stock, par value $.01 per share (Liquidation Preference $100.00 per share) of the Company (the "Exchangeable Preferred Stock") pursuant to the Purchase Agreement (as defined below) and Highland Holdings who has agreed to purchase 550,000 shares of the Exchangeable Preferred Stock pursuant to a separate agreement with the Company. Unless the context otherwise requires, the term "Exchangeable Preferred Stock" refers collectively to the 950,000 shares to be purchased by the Initial Purchasers and the 550,000 shares to be purchased by Highland Holdings.

           This Agreement is made pursuant to the Purchase Agreement, dated July 1, 1997 (the "Purchase Agreement"), between the Company and the Initial Purchasers and the separate purchase agreement, dated
           , 1997 between the Company and Highland Holdings (the "Highland Holdings Purchase Agreement"). In order to induce the Initial Purchasers and Highland Holdings to purchase the Exchangeable Preferred Stock, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the obligations of the Initial Purchasers set forth in Section 2 of the Purchase Agreement and the obligations of Highland Holdings set forth in the Highland Holdings Purchase Agreement.

           The parties hereby agree as follows:

SECTION    DEFINITIONS

           As used in this Agreement, the following capitalized terms shall have the following meanings:

           Act:  The Securities Act of 1933, as amended.

           Amount: With respect to any Share, the Liquidation Preference of such Share, and with respect to any Debenture, the principal amount of such Debenture.

           Broker-Dealer: Any broker or dealer registered under the Exchange
Act.

           Certificate of Designations: The Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof in respect of the Exchangeable Preferred Stock.

           Closing Date:  The date of this Agreement.

           Commission:  The Securities and Exchange Commission.

           Consummate: A Registered Exchange Offer shall be deemed "Consummated" for purposes of this Agreement upon the occurrence of (i) the filing and effectiveness under the Act of the Exchange Offer Registration Statement relating to the Exchange Securities to be issued in the Exchange Offer, (ii) the maintenance of such Registration Statement continuously effective and the keeping of the Exchange Offer open for a period not less than the minimum period required pursuant to Section 3(b) hereof, and (iii) the delivery by the Company to the Transfer Agent and/or the Registrar, as applicable, under the Certificate


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of Designations and/or the Exchange Indenture, as applicable, of Exchange
Securities with (a) in the case of Exchange Shares, the same aggregate Liquidation Preference as the aggregate Liquidation Preference of the Exchangeable Preferred Stock that was tendered by Holders thereof pursuant to the Exchange Offer and (b) in the case of New Exchange Debentures, the same aggregate principal amount as the aggregate principal amount of Exchange Debentures that were tendered by Holders thereof pursuant to the Exchange Offer.

           Damages Payment Date: With respect to the Exchangeable Preferred Stock, each Dividend Payment Date and with respect to the Exchange Debentures, each Interest Payment Date.

           Debentures:  The Exchange Debentures and the New Exchange Debentures.

           Dividend Payment Date: As defined in the Certificate of Designations.

           Effectiveness Target Date:  As defined in Section 5.

           Exchange Act:  The Securities Exchange Act of 1934, as amended.

           Exchange Debentures: The 13% Senior Subordinated Exchange Debentures due 2009 of the Company for which the Exchangeable Preferred Stock may be exchanged.

           Exchange Indenture: The Exchange Indenture, to be dated as of the date of the first issuance of Exchange Debentures thereunder, between the Company and Bank of Montreal Trust Company, as trustee (the "Trustee"), pursuant to which the Exchange Debentures are to be issued, as such Exchange Indenture is amended or supplemented from time to time in accordance with the terms thereof.

           Exchange Offer: The registration by the Company under the Act of the Exchange Securities pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Securities (a) in the case of Exchangeable Preferred Stock, with an aggregate Liquidation Preference equal to the aggregate Liquidation Preference of the Transfer Restricted Securities tendered in such exchange offer by such Holders and (b) in the case of Exchange Debentures, in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

           Exchange Offer Registration Statement: The Registration Statement relating to the Exchange Offer, including the related Prospectus.

           Exchange Securities: The Exchange Shares and the New Exchange Debentures.

           Exchange Shares: The shares of 13% Series B Cumulative Exchangeable Preferred Stock, par value $.01 per share (Liquidation Preference $100.00 per share) of the Company to be issued pursuant to the Certificate of Designations in the Exchange Offer.

           Exchangeable Preferred Stock:  As defined in the preamble hereto.



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           Exempt Resales: The transactions in which the Initial Purchasers propose to sell the Exchangeable Preferred Stock purchased by the Initial Purchasers to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Act.

           Holders:  As defined in Section 2(b) hereof.

           Indemnified Holder:  As defined in Section 8(a) hereof.

           Initial Purchasers:  As defined in the preamble hereto.

           Interest Payment Date:  As defined in the Exchange Indenture.

           Liquidated Damages:  As defined in Section 5 hereof.

           Liquidation Preference: $100.00 per share of Exchangeable Preferred Stock or Exchange Shares.

           NASD:  National Association of Securities Dealers, Inc.

           New Exchange Debentures: The 13% Senior Subordinated Exchange Debentures due 2009, to be issued pursuant to the Exchange Indenture in the Exchange Offer.

           Payment Date: The Dividend Payment Date and/or the Interest Payment Date, whichever is applicable.

           Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

           Prospectus: The prospectus included in a Registration Statement, as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such prospectus.

           Record Holder: With respect to any Damages Payment Date relating to Shares or Debentures, each Person who is a Holder of Shares or Debentures on the record date with respect to the Payment Date on which such Damages Payment Date shall occur.

           Registrar: Means the Registrar of the Debentures as defined in the Exchange Indenture.

           Registration Default:  As defined in Section 5 hereof.

           Registration Statement: Any registration statement of the Company relating to (a) an offering of Exchange Securities pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in each case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

           Securities: The Exchangeable Preferred Stock and the Exchange Debentures.



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



           Shares:  The Exchange Shares and the Exchangeable Preferred Stock.

           Shelf Filing Deadline:  As defined in Section 4 hereof.

           Shelf Registration Statement:  As defined in Section 4 hereof.

           TIA: The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-77bbbb) as in effect on the date of the Indenture.

           Transfer Agent: Means the Transfer Agent with respect to the Shares as defined in the Certificate of Designations.

           Transfer Restricted Securities: Each Security, until the earliest to occur of (a) the date on which such Security is exchanged in the Exchange Offer and entitled to be resold to the public by the Holder thereof without complying with the prospectus delivery requirements of the Act, (b) the date on which such Security has been effectively registered under the Act and disposed of in accordance with a Shelf Registration Statement and (c) the date on which such Security is distributed to the public pursuant to Rule 144 under the Act or by a Broker-Dealer pursuant to the "Plan of Distribution" contemplated by the Exchange Offer Registration Statement (including delivery of the Prospectus contained therein).

           Underwritten Registration or Underwritten Offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.


SECTION    SECURITIES SUBJECT TO THIS AGREEMENT

           (a) Transfer Restricted Securities. The securities entitled to the benefits of this Agreement are the Transfer Restricted Securities.

           (b) Holders of Transfer Restricted Securities. A Person is deemed to be a holder of Transfer Restricted Securities (each, a "Holder") whenever such Person owns Transfer Restricted Securities.

SECTION    REGISTERED EXCHANGE OFFER

                Unless the Exchange Offer shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company shall (i) use its reasonable efforts to cause to be filed with the Commission as soon as practicable after the Closing Date, but in no event later than 90 days after the Closing Date, a Registration Statement under the Act relating to the Exchange Securities and the Exchange Offer, (ii) use its best efforts to cause such Registration Statement to become effective no later than 180 days after the Closing Date, (iii) in connection with the foregoing, file (A) all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Securities to be made under the Blue Sky laws of such jurisdictions as are necessary to permit Consummation of the Exchange Offer, and (iv) upon the effectiveness of such Registration Statement, commence the Exchange Offer. The Exchange Offer Registration Statement shall be on the appropriate form permitting registration


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



of the Exchange Securities to be offered in exchange for the Transfer Restricted Securities and to permit resales of Exchange Securities held by Broker-Dealers as contemplated by Section 3(c) below.

                The Company shall cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to Consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company shall cause the Exchange Offer to comply with all applicable federal and state securities laws. No securities other than the Exchange Securities and the Notes (as defined in the Purchase Agreement) shall be included in the Exchange Offer Registration Statement. The Company shall use its best efforts to cause the Exchange Offer to be Consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 30 business days thereafter.

           (c) The Company shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Securities that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Securities pursuant to the Exchange Offer; however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Act and may be required, therefore, to deliver a prospectus meeting the requirements of the Act in connection with any sales of the Exchange Securities received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Securities held by any such Broker-Dealer except to the extent required by the Commission as a result of a change in policy after the date of this Agreement.

           The Company shall use its best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary to ensure that it is available for resales of Exchange Securities acquired by Broker- Dealers for their own accounts as a result of market-making activities or other trading activities, and to ensure that such Registration Statement conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, for a period of one year from the date on which the Exchange Offer Registration Statement is declared effective.

           The Company shall promptly provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon request, at any time during such one year period in order to facilitate such sales.

SECTION    SHELF REGISTRATION

                Shelf Registration. If (i) the Company is not required to file an Exchange Offer Registration Statement or permitted to Consummate the Exchange Offer, in either case, because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with) or (ii) if any Holder of Transfer Restricted Securities shall notify the Company within 20 business days of the Consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that such Holder may not resell the Exchange Securities acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (iii) if any Holder of Transfer Restricted Securities is a Broker-Dealer and holds Securities acquired directly from the Company or an affiliate of the Company and shall so notify the Company, then the Company shall

                (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Act, which may be an amendment to the Exchange Offer Registration Statement (in either event, the "Shelf Registration Statement") on or prior to the earliest to occur of (1) the 30th day after the date on which the Company is notified by the Commission or otherwise determines that it is not required to file the Exchange Offer Registration Statement or permitted to Consummate the Exchange Offer, (2) the 30th day after the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clauses (ii) or (iii) above, and (3) the 60th day after the Closing Date (such earliest date being the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities the Holders of which shall have provided the information required pursuant to
      Section 4(b) hereof; and

                (y) use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 90th day after the Shelf Filing Deadline.

      The Company shall use its best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary to ensure that it is available for resales of Securities by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and to ensure that it conforms with the requirements of this Agreement, the Act and the policies, rules and regulations of the Commission as announced from time to time, until the second anniversary of the Closing Date or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or become eligible for resale pursuant to Rule 144 without volume or other restrictions.

                Provision by Holders of Certain Information in Connection with the Shelf Registration Statement. No Holder of Transfer Restricted Securities may include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 20 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary Prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have used its best efforts to provide all such reasonably requested information. Each Holder as to which any Shelf Registration Statement is being effected agrees to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading.

SECTION    LIQUIDATED DAMAGES

           If (i) the Registration Statement required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) such Registration Statement has not been declared effective by the Commission on or prior to the date specified for such effectiveness in this


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Agreement (the "Effectiveness Target Date"), (iii) the Exchange Offer has not
been Consummated within 30 business days after the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded immediately by a post-effective amendment to such Registration Statement that cures such failure and that is itself immediately declared effective (each such event referred to in clauses
(i) through (iv), a "Registration Default"), the Company hereby agrees to pay liquidated damages ("Liquidated Damages") to each Holder of Transfer Restricted Securities with respect to the first 90-day period immediately following the occurrence of such Registration Default, in an amount equal to 0.25% per annum on the Amount of Transfer Restricted Securities held by such Holder for the period that the Registration Default continues. The amount of the Liquidated Damages shall increase by an additional 0.25% per annum for each subsequent 90 day period until all Registration Defaults have been cured, up to a maximum amount of Liquidated Damages of 2.0% per annum on the Amount of Transfer Restricted Securities. All accrued Liquidated Damages shall be paid to Record Holders by the Company by wire transfer of immediately available funds or by federal funds check on each Damages Payment Date, as provided in the Exchange Indenture or the Certificate of Designations, as applicable. Following the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease.

           All obligations of the Company set forth in the preceding paragraph that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Security shall have been satisfied in full.

SECTION    REGISTRATION PROCEDURES

                Exchange Offer Registration Statement. In connection with the Exchange Offer, the Company shall comply with all of the provisions of Section 6(c) below, shall use its best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and shall comply with all of the following provisions:

                  If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to Consummate an Exchange Offer for such Securities. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company hereby agrees, however, to (A) participate in telephonic conferences with the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) diligently pursue a resolution (which need not be favorable) by the Commission staff of such submission.

                  As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall furnish, upon the request of the Company, prior to the Consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution


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      of the Exchange Securities to be issued in the Exchange Offer and (C) it is acquiring the Exchange Securities in its ordinary course of business. In addition, all such Holders of Transfer Restricted Securities shall otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in the Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Company.

                  Prior to effectiveness of the Exchange Offer Registration Statement, the Company shall, provide a supplemental letter to the Commission stating (A) that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991) and, if applicable, any no-action letter obtained pursuant to clause (i) above and (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Exchange Securities to be received in the Exchange Offer and that, to the best of the Company's information and belief, each Holder participating in the Exchange Offer is acquiring the Exchange Securities in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Securities received in the Exchange Offer.

                Shelf Registration Statement. In connection with the Shelf Registration Statement, the Company shall comply with all the provisions of
Section 6(c) below and shall use its best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company will as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

                General Provisions. In connection with any Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Securities by Broker-Dealers), the Company shall:

                  use its best efforts to keep such Registration Statement continuously effective and provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case


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      of either clause (A) or (B), use its best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for its intended purpose(s) as soon as practicable thereafter;

                  prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Act in a timely manner; and comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

                  advise the underwriter(s), if any, and selling Holders promptly and, if requested by such Persons, to confirm such advice in writing, (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                   furnish to each of the selling Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of at least five business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which a selling Holder of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within five business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;



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



                  promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

                  make available at reasonable times for inspection by the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriters, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holders, underwriter, attorney or accountant in connection with such Registration Statement or any post-effective amendment thereto subsequent to the filing thereof and prior to its effectiveness;

                  if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the Amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

                  cause the Transfer Restricted Securities covered by the Registration Statement to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate Amount of Exchangeable Preferred Stock or Exchange Debentures covered thereby or the underwriter(s), if any;

                  furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

                  deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

                  enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be requested by the Initial Purchasers or by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and whether or not an underwriting agreement is entered into and whether or not the registration is an Underwritten Registration, the Company shall:

                (A) furnish to the Initial Purchasers, each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, (i) upon the date of the Consummation of the Exchange Offer, (ii) if applicable, the effectiveness of the Shelf Registration Statement and (iii) upon the filing of any amendment or supplement to any Registration Statement:

                      (1) a certificate, dated the date of Consummation of the
                Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, signed by (y) the President or any Vice President and (z) a principal financial or accounting officer of the Company confirming, as of the date thereof, the matters set forth in paragraphs (j) and (k) of
                Section 7 of the Purchase Agreement and such other matters as such parties may reasonably request;

                      (2) an opinion, dated the date of Consummation of the
                Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, of counsel for the Company, covering the matters set forth in paragraphs (d), (e), (f) and
                (g) of Section 7 of the Purchase Agreement and such other matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company's representatives of the independent public accountants for the Company and the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a certain extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, and, in the case of the Exchange Offer Registration Statement, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contained in such Registration Statement as of its date and, in the case of the opinion dated the date of Consummation of the Exchange Offer, as of the date of Consummation, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

                      (3) customary comfort letters, dated as of the date of
                Consummation of the Exchange Offer or the date of effectiveness of the Shelf Registration Statement, as the case may be, from the Company's independent accountant, Deloitte & Touche LLP, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 7(i) of the Purchase Agreement, without exception;

                (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 8 hereof with respect to all parties to be indemnified pursuant to said Section; and

                (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (xi), if any.

           If at any time the representations and warranties of the Company contemplated in clause (A)(1) above cease to be true and correct, the Company shall so advise the Initial Purchasers and the underwriters(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing;

                  prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and its respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s) may request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by any Registration Statement; provided, however, that the Company shall not be required to register or qualify to transact business where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  shall issue, upon the request of any Holder of Securities covered by the Shelf Registration Statement, Exchange Securities having an aggregate Amount equal to the aggregate Amount of Securities surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Securities to be registered in the name of such Holder or in the name of the purchaser(s) of such Securities, as the case may be; in return, the Securities held by such Holder shall be surrendered to the Company for cancellation;

                  cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations and registered in such names as the Holders or the underwriter(s), if any, may request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

                  use its best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xii) above;

                  if any fact or event contemplated by clause (c)(iii)(D) above shall exist or have occurred, prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

                  provide a CUSIP number for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide the Trustee under the Exchange Indenture and the Transfer Agent with printed certificates for the applicable Transfer Restricted Securities which are in a form eligible for deposit with The Depository Trust Company;

                  cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities;

                  otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

                  in the event of any registration of the Exchange Debentures or the issuance of New Exchange Debentures in exchange for Exchange Debentures, cause the Exchange Indenture to be qualified under the TIA on or prior to the later of (A) the effective date of the first Registration Statement required by this Agreement or (B) the date of the first exchange of Exchange Debentures for Exchangeable Preferred Stock, and, in connection therewith, cooperate with the Trustee and the Holders of Debentures to effect such changes to the Exchange Indenture as may be required for such Exchange Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Exchange Indenture to be so qualified in a timely manner;

                  cause all Transfer Restricted Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company is then listed if requested by the Holders of a majority in aggregate Amount of Exchangeable Preferred Stock or Exchange Debentures or the managing underwriter(s), if any; and

                 provide promptly to each Holder upon request each document filed with the Commission pursuant to the requirements of Section 13 and
      Section 15 of the Exchange Act.

           Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of such Registration Statement set forth in Section 3 or 4 hereof, as applicable, shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 6(c)(iii)(D) hereof to and including the date when each selling Holder covered by such Registration Statement shall have received the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xvi) hereof or shall have received the Advice.

SECTION    REGISTRATION EXPENSES

                All expenses associated with and incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by the Initial Purchasers or any Holder with the NASD and reasonable counsel fees and disbursements in connection therewith (and, if applicable, the fees and expenses of any "qualified independent underwriter" and its counsel that may be required by the rules and regulations of the NASD));
(ii) all reasonable fees and disbursements of compliance with federal securities and state Blue Sky or securities laws (including all fees and expenses of counsel to the underwriter(s) in connection with compliance with state Blue Sky or securities laws); (iii) all expenses of printing (including printing certificates for the Exchange Securities to be issued in the Exchange Offer and printing of Prospectuses), messenger and delivery services and telephone; (iv) all fees and disbursements of counsel for the Company and, subject to Section 7(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees, if any, in connection with listing the Securities and the Exchange Securities on a national securities exchange or automated quotation system pursuant to the requirements hereof; (vi) all fees and expenses of the Trustee under the Exchange Indenture to the extent provided in the Exchange Indenture and of any escrow agent, custodian or exchange agent; and (vii) all fees and disbursements of independent certified public accountants of the Company (including the expenses of any special audit and comfort letters required by or incident to such performance).

           The Company shall, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

                In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company shall reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be Latham

& Watkins or such other counsel as may be chosen by the Holders of a majority in Amount of the Transfer Restricted Securities for whose benefit such Registration Statement is being prepared.

SECTION    INDEMNIFICATION

      (a) Indemnification by the Company. Upon any registration of Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, pursuant to Sections 3 and 4 hereof, and in consideration of the agreements of the Initial Purchasers and Highland Holdings contained herein, and as an inducement to the Initial Purchasers and Highland Holdings to purchase the Securities, the Company shall and hereby agrees to, (i) indemnify and hold harmless each Holder of Transfer Restricted Securities and Broker-Dealer Transfer Restricted Securities, as applicable, to be included in such registration and each person who participates as a placement or sales agent or as an underwriter in any offering or sale of such Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, against any losses, claims, damages or liabilities, joint or several, to which such Holder, agent or underwriter may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, were registered under the Act, or any preliminary, final or summary Prospectus contained therein or furnished by the Company to any such Holder, agent or underwriter, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) reimburse such Holder, such agent and such underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable under (i) above to any such person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, or preliminary, final or summary Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by such person expressly for use therein.

      (b) Indemnification by the Holders and any Agents and Underwriters. The Company may require, as a condition to including any Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, in any Registration Statement filed pursuant to Sections 3 and 4 hereof and to entering into any underwriting agreement, if any, with respect thereto, that the Company shall have received an undertaking reasonably satisfactory to them from the Holders of such Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, and from each underwriter named in any such underwriting agreement, if any, severally and not jointly, to (i) indemnify and hold harmless the Company, and, in the case of a Shelf Registration Statement, all other Holders of Transfer Restricted Securities, against any losses, claims, damages or liabilities to which the Company, or such other Holders of Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, or any preliminary, final or summary Prospectus contained therein or furnished by the Company to any such Holder, agent or underwriter, if any, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Holder or underwriter expressly for use therein, and (ii) reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that no such Holder shall be required to undertake liability to any person under this Section 8(b) for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder's Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, pursuant to such registration.

      (c) Notices of Claims, Etc. Promptly after receipt by an indemnified party under subsection (a) or (b) above of written notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party pursuant to the indemnification provisions of or contemplated by this Section 8, notify such indemnifying party in writing of the commencement of such action; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under the indemnification provisions of or contemplated by Section 8(a) or 8(b) hereof. In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Notwithstanding the foregoing, any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless the indemnified party shall have been advised by counsel that representation of the indemnified party by counsel provided by the indemnifying party would be inappropriate due to actual or potential conflicting interests between the indemnifying party and the indemnified party, including situations in which there are one or more legal defenses available to the indemnified party that are different from or additional to those available to the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar actions or proceedings arising out of the same general allegations, be liable for the fees and expenses of more than one separate firm of attorneys at any time for all indemnified parties, except to the extent that local counsel, in addition to its regular counsel, is required in order to effectively defend against such action or proceeding. The indemnifying party shall not be required to indemnify any indemnified party for any amount paid or payable by such indemnified party in the settlement of any action, proceeding or investigation without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 8(a) or Section 8(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. It is understood that contribution under this subsection (d) is unavailable to indemnified parties to the same extent that indemnification is unavailable under the proviso at the end of subsection (a) above. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 8(d) were determined by pro rata allocation (even if the Holders or any agents or underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Holder shall be required to contribute any amount in excess of the amount by which the dollar amount of the proceeds received by such Holder from the sale of any Transfer Restricted Securities (after deducting any fees, discounts and commissions applicable thereto) or Broker-Dealer Transfer Restricted Securities, as applicable, exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Transfer Restricted Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' and any underwriters' obligations in this Section 8(d) to contribute shall be several in proportion to the Amount of Transfer Restricted Securities or Broker-Dealer Transfer Restricted Securities, as applicable, registered or underwritten, as the case may be, by them and not joint.

      (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each officer, director and partner of each Holder, agent and underwriter and each person, if any, who controls any Holder, agent or underwriter within the meaning of the Act; and the obligations of the Holders and any underwriters contemplated by this Section 8 shall be in addition to any liability which the respective Holder or underwriter may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his consent, is named in any Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

SECTION    RULE 144A

           The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.


SECTION    PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

           No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all reasonable questionnaires, powers of attorney, indemnities, underwriting agreements, lockup letters and other documents required under the terms of such underwriting arrangements.

SECTION    SELECTION OF UNDERWRITERS

           The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the holders of a majority in aggregate Amount of the Transfer Restricted Securities included in such offering; provided, that such investment bankers and managers must be reasonably satisfactory to the Company.

SECTION    MISCELLANEOUS

                Remedies. The Company agrees that monetary damages (including the liquidated damages contemplated hereby) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

                No Inconsistent Agreements. The Company will not, on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement granting any registration rights with respect to its securities to any Person. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

                Adjustments Affecting the Securities. The Company shall not take any action, or permit any change to occur, with respect to the Securities that would materially and adversely affect the ability of the Holders to Consummate the Exchange Offer.

                Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of a majority of the outstanding Amount of Exchangeable Preferred Stock or Exchange Debentures, as applicable. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange

Offer may be given by the Holders of a majority of the outstanding Amount of Transfer Restricted Securities being tendered or registered.

                Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, telecopier, or air courier guaranteeing overnight delivery:

                (i) if to a Holder, at the address set forth on the records of the Transfer Agent or the Registrar under the Exchange Indenture (as applicable), with a copy to the Transfer Agent or the Registrar under the Exchange Indenture (as applicable); and

                (ii)  if to the Company:

                                Adelphia Communications Corporation
                                Main at Water Street
                                Coudersport, PA  16915

                                Telecopier No.: (814) 274-7098
                                Attention:  Tim Rigas

                           With a copy to:

                                Buchanan Ingersoll
                                1 Oxford Center
                                301 Grant Street, 20th Floor
                                Pittsburgh, PA  15219

                                Telecopier No.: (412) 562-1041
                                Attention:  Carl Rothenberger


           All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

           Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Exchange Indenture and to the Transfer Agent at the address specified in the Certificate of Designations.

                Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder.

                Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

                Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                Entire Agreement. This Agreement together with the Securities, the Exchange Securities, the Exchange Indenture, the Certificate of Designations and the Purchase Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.



                            [signature page follows]

           IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


Adelphia Communications Corporation



By:/s/ Timothy J. Rigas
Name: Timothy J. Rigas
Title: Executive Vice President

Smith Barney Inc.
Bear, Stearns & Co. Inc.
NationsBanc Capital Markets, Inc.
TD Securities (USA) Inc.

By: Smith Barney Inc.



By: /s/ M. E. Anderson
Name:
Title:


Highland Holdings



By: /s/ Michael J. Rigas
Name: Michael J. Rigas
Title: Partner



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